Prospectus

Institutional Portfolios

HC Strategic Shares

November 2, 2009

As Supplemented March 8, 2010

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Introduction to HC Capital Trust

HC Capital Trust (the “Trust”) offers sixteen separate investment portfolios (each, a “Portfolio,” and together, the “Portfolios”), nine of which are included in this prospectus. The Trust offers two classes of Shares, HC Advisors Shares and HC Strategic Shares. The Prospectus provides information for the HC Strategic Shares. Six of the Portfolios discussed in this prospectus – The Equity Portfolios – invest primarily in equity securities. The remaining three Portfolios – The Income Portfolios – invest primarily in fixed income securities. HC Capital Solutions (“HC Capital”) serves as the overall sponsor and investment adviser to the Trust. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations – the Specialist Managers. Each of the Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of a Portfolio’s benchmark index over time. A “benchmark index” is an independently compiled index of securities that may serve as a performance standard or a proxy for asset allocation purposes.

There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as “market risk.” The second risk common to all mutual fund investments is “management risk” – the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as “multi-manager risk,” is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of HC Capital. A more detailed discussion of this matter appears later in this Prospectus under the heading “Management of the Trust.”

Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks associated with an investment in the respective Portfolios, illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading “Investment Risks and Strategies.”

As is the case with any investment, your investment in any Portfolio of the Trust involves a risk that you may lose money on your investment.

Portfolio Description and Risk Factors – The Institutional Value Equity Portfolio

Investment Objective.  The investment objective of The Institutional Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Institutional Capital, LLC (“ICAP”), AllianceBernstein L.P. (“AllianceBernstein”) and Pacific Investment Management Company LLC (“PIMCO”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio is managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA Funds Management, Inc. (“SSgA FM”) is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The ICAP Investment Selection Process	ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: research, valuation, and identification of a “catalyst.” First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 420 well-established large and mid capitalization companies, ICAP believes these stocks offer the best values relative to this universe. From this group of stocks, ICAP eliminates those that exhibit the least favorable earnings revision trends. Next, ICAP looks for a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), a factor that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP’s disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that either the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The AllianceBernstein Investment Selection Process:	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap U.S. companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive

Portfolio Description and Risk Factors – The Institutional Value Equity Portfolio (continued)

return prospects. The U.S. Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters and client guidelines and constraints.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that designed to replicate the composition of one or more different segments of the Russell 1000® Value Index if deemed appropriate by HC Capital. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Value Index if deemed appropriate by HC Capital. The Russell 1000® Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Value Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the

Portfolio Description and Risk Factors – The Institutional Value Equity Portfolio (continued)

case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Index Risk – Because the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Mid Cap Risk – Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3 .6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Value Investing Risk – An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

Performance and Shareholder Expenses – The Institutional Value Equity Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses

The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)	0.34%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses(b)	0.45%
Fee Waivers(c)	(0.05)%
Net Total Annual Portfolio Operating Expenses	0.40%

(a) Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2009 of 39% AllianceBernstein, 27% ICAP, 19% PIMCO and 15% SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

(c) For the period October 1, 2009 to December 31, 2010, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of that portion of the Portfolio allocated to AllianceBernstein.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. While Other Expenses remain the same over the periods listed below, the Net Total Annual Portfolio Operating Expenses increase to 0.45% after Year 1, which reflects the elimination of contractual fee waivers with respect to AllianceBernstein. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$504

Portfolio Description and Risk Factors – The Institutional Growth Equity Portfolio

Investment Objective.  The investment objective of The Institutional Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Institutional Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Jennison Associates LLC (“Jennison”), PIMCO and Sustainable Growth Advisers, LP (“SGA”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that it designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Jennison Investment Selection Process	Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the Portfolio if there is a change in a stock’s fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive Portfolio candidate emerges.

The SGA Investment Selection Process	SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies.

Portfolio Description and Risk Factors – The Institutional Growth Equity Portfolio (continued)

These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of the one or more different segments of the Russell 1000® Growth Index if deemed appropriate by HC Capital. Russell 1000® Growth Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Growth Index if deemed appropriate by HC Capital. The Russell 1000® Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Growth Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Growth Investing Risk – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Index Risk – Because the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Mid Cap Risk – Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

Performance and Shareholder Expenses – The Institutional Growth Equity Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)	0.33%
Other Expenses	0.11%
Total Annual Portfolio
Operating Expenses(b)	0.44%

(a) Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2009 of 38% SGA, 37% Jennison, 19% PIMCO and 6% SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$45
3 Years	$141
5 Years	$246
10 Years	$555

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio

Investment Objective.  The investment objective of The Institutional Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e., at least 80% of its assets) in equity securities of “small cap” issuers. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $2.2 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Mellon Capital Management Corporation (“Mellon Capital”) (formerly, Franklin Portfolio Associates LLC), Pzena Investment Management, LLC (“Pzena”), and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI ®”)* methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI® valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies’ life cycles.

The Mellon Capital Investment Selection Process	Mellon Capital’s investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, Mellon Capital emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Mellon Capital uses approximately 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock’s attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Mellon Capital applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single

* “CFROI ®” is a registered trademark in the United States and other countries (excluding United Kingdom) of Credit Suisse or its affiliates.

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio (continued)

score of attractiveness. Using this single score, Mellon Capital will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks Mellon Capital believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

The Pzena Investment Selection Process	Pzena’s investment philosophy is classic value. Pzena seeks to buy good businesses at low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power and applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in a portfolio only when all five of the following criteria are met (1) the current valuation is low compared to the company’s normalized earnings power (2) current earnings are below historic norms (3) Pzena judges that the problems are temporary, (4) management has a viable strategy to generate earnings recovery, and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The allocation of assets to these various segments of the Russell 2000® universe will be determined by HC Capital. The Russell 2000® Indices are unmanaged, market cap-weighted indices, which are reviewed and reconstituted each year. Further information about the Russell 2000® Indices appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Index Risk – Because the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows. An index strategy may also include sector risk.

•	Mid Cap Risk – The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources,

Portfolio Description and Risk Factors – The Institutional Small Capitalization Equity Portfolio (continued)

markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Performance and Shareholder Expenses – The Institutional Small Capitalization Equity Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)	0.65%
Other Expenses	0.12%
Total Annual Portfolio
Operating Expenses(b)	0.77%

(a) Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio currently has six Specialist Managers under contract to provide portfolio management services, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect an allocation of assets of 25% IronBridge, 20% Frontier, 20% SSgA FM, 20% Sterling Johnston, 8% Pzena and 7% Mellon Capital. HC Capital expects that the Portfolio’s allocations to Mellon Capital will be reduced to a de minimus level or eliminated over time. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Statement of Additional Information.

(b) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. While Other Expenses remain the same over the periods listed below, the Management Fees after Year 1 increase to 0.70% which reflects the elimination of Mellon Capital as a Specialist Manager. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$79
3 Years	$257
5 Years	$450
10 Years	$1,009

Portfolio Description and Risk Factors – The Real Estate Securities Portfolio

Investment Objective.  The investment objective of The Real Estate Securities Portfolio is to provide total return consisting of both capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of its assets) in a portfolio of equity and debt securities issued by U.S. and non-U.S. real estate-related companies. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Real Estate Securities Portfolio invests primarily in equity and debt securities of real estate companies, including companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio’s permissible investments include equity and equity-related securities of real estate-related companies, including common stock, preferred stock, convertible securities, warrants, options, depositary receipts and other similar equity equivalents. The Portfolio also may invest in equity and equity-related and fixed income securities, including debt securities, mortgage-backed securities, high yield debt, and private placements. The Portfolio may invest both in companies which are U.S. based and in non-U.S. companies, including companies located in emerging markets countries. Consistent with its investment style, the Portfolio’s Specialist Manager may use instruments such as option or futures contracts or exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Manager.  Wellington Management Company, LLP (“Wellington Management”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio manager responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” section included later in this Prospectus.

The Wellington Management Investment Selection Process	Wellington Management attempts to provide attractive long-term total return by investing in companies with activities primarily in, or related to, commercial real estate development, operation, and ownership. The investment approach seeks to add value through independent, bottom-up, fundamental research, security selection and top-down sector weightings.

Individual company research begins by reviewing the quality, depth, and strategy of management. Wellington Management evaluates management’s ability to increase shareholder value and control risk and also seeks to identify companies with the following characteristics:

• A disciplined investment strategy, coupled with a solid development and operating track record, and a clear understanding of their own cost of capital.

• The ability to deliver high levels of same-unit rent growth and occupancy gains on a relative basis.

• Strong and flexible balance sheets in terms of the ability to fund future acquisition growth and increase dividends.

     •    Attractive relative valuations between the public and private markets in terms of (1) replacement cost and (2) earnings yield in the public market versus capitalization rates on private market transactions

Sector weights and geographic diversification are influenced by a top-down analysis of the real estate market. Top-down analysis is based on three broad components:

Macroeconomic trends. Relevant trends affecting the supply and demand for real estate, demographic trends, employment growth, and building permit changes are monitored. Wellington Management also incorporates its long-term interest rate forecasts that affect both the cost of capital for real estate companies and the relative attractiveness of high yield stocks.

Private real estate market trends. The real estate market is predominantly privately owned and therefore this sector exhibits many commodity-like characteristics. Accordingly, a thorough understanding of private market investment spreads, mortgage spreads, and capital flows is necessary to assess public market company net asset values.

Sector specific trends. Wellington Management identifies important trends in retail, non-bank financials, health care, and other sectors within the market.

Portfolio Description and Risk Factors – The Real Estate Securities Portfolio (continued)

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Call/Prepayment Risk – When interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Extension Risk – Fixed income securities held by the Portfolio are subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Interest Rate Risk – One of the risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Non-Diversification Risk – The Portfolio is classified as non-diversified for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that, with respect to 50% of its investment portfolio, there is no limit on the percentage of assets that can be invested in a single issuer. Accordingly, an investment in a non-diversified fund may entail greater risk than would otherwise be the case because the potential for a higher percentage of investments among fewer issuers may

Portfolio Description and Risk Factors – The Real Estate Securities Portfolio (continued)

result in greater fluctuation in the total market value of the Portfolio.

•	Real Estate Markets and REIT Risk – Investments in the Portfolio will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices may also fall because of the failure of borrowers to pay their loans and/or poor management. The value of real estate (and real estate securities) may also be affected by increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	Sector/Concentration Risk – Because the Portfolio concentrates its investments in real estate securities, it may be subject to greater risks of loss as a result of economic, business or other developments than a fund representing a broader range of industries. The Portfolio may be subject to risks associated with direct ownership of real estate, such as changes in economic conditions, interest rates, availability of mortgage funds, property values, increases in property taxes and operating expenses, increased competition, environmental problems, changes in zoning laws and natural disasters.

•	Small/Mid Cap Risk – Many companies in the investable universe are classified as small or mid cap companies. Small and mid-cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Performance and Shareholder Expenses – The Real Estate Securities Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)	0.72%
Other Expenses(a)	0.11%
Total Annual Portfolio
Operating Expenses(b)	0.83%

(a) Based on estimated amounts for the current fiscal year.

(b) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$85
3 Years	$265

Portfolio Description and Risk Factors – The Institutional International Equity Portfolio

Investment Objective.  The investment objective of The Institutional International Equity Portfolio is to maximize total return by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities of issuers located primarily in non-U.S. countries, in non-dollar currencies. Under normal market conditions, the Portfolio’s assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” – forward foreign currency exchange contracts, option or futures contracts or similar instruments – in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality, short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•    Themes.  Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

•    Sustainable Growth.  Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well-managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Portfolio Description and Risk Factors – The Institutional International Equity Portfolio (continued)

•    Valuation.  Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach, by which SSgA attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE® Index as deemed appropriate by HC Capital. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.” SSgA will typically attempt to invest in the securities comprising the Index in the same proportions as they are represented in the Index. In some cases, it may not be possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. In those circumstances, SSgA may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Performance and Shareholder Expenses – The Institutional International Equity Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)(b)	0.46%
Other Expenses(b)	0.15%
Total Annual Portfolio
Operating Expenses(c)	0.61%

(a) Figures shown reflect the allocation of assets stated to reflect expected fees payable to the Specialist Managers. The Portfolio will be managed by four Specialist Managers, each of whom will be compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect the initial allocation of assets of 43% Capital Guardian, 33% Causeway, 24% Artisan and 0% SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b) Based on estimated amounts for the current fiscal year.

(c) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$62
3 Years	$195

Portfolio Description and Risk Factors – The Emerging Markets Portfolio

Investment Objective.  The investment objective of this Portfolio is to provide maximum total return, primarily through capital appreciation.

Principal Investment Strategies.  The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of its assets) in a diversified portfolio of securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Portfolio’s management team to have a developing or emerging economy or securities market. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

The Portfolio will diversify investments across several countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Portfolio invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Portfolio’s assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Portfolio’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth. The Portfolio’s management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation and interest rates. Liquidity and transaction costs will also be considered.

The Portfolio may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Portfolio may also invest in fixed income securities rated investment grade or better issued by U.S. companies. The Portfolio’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Portfolio may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

The Portfolio invests primarily in the Morgan Stanley Capital International® Emerging Market Index (MSCI EM) countries. As the MSCI EM introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Boston Company Asset Management LLC (“TBCAM”) and SSgA FM are currently responsible for implementing the active component of the Portfolio’s investment strategy. SSgA FM also manages a portion of the Portfolio that may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The SSgA FM Investment Selection Process	With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with an “active management” approach, the management team in selecting investments for the Portfolio, identifies attractive countries and stocks to invest in. Through the use of quantitative models, the investment team incorporates valuation, growth and sentiment measures to rank securities on relative attractiveness. The team seeks to build a diversified portfolio designed to outperform the Portfolio’s benchmark over time.

With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with the “passive” or “index” investment management approach, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EM Index as deemed appropriate by HC Capital. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Further information about the MSCI EM Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.” Due to cost and liquidity constraints in the emerging markets, it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the

Portfolio Description and Risk Factors – The Emerging Markets Portfolio (continued)

Index. Accordingly, SSgA employs a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index.

The TBCAM Investment Selection Process	TBCAM seeks to purchase undervalued securities that have strong fundamentals and a compelling catalyst for business improvement, a process that has yielded a portfolio that has outperformed the MSCI EM Index over full market cycles. Additionally, TBCAM’s consistent sell discipline trims and then eliminates outperforming securities that become expensive relative to the market, which has proven to add value in what has historically been a more volatile asset class than the developed markets.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	IPO Holding Risk – IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may be limited or no IPOs in which a Portfolio can participate. Even when the Portfolio requests to participate in an IPO, there is no guarantee that a Portfolio will receive an allotment of shares in an IPO sufficient to satisfy a Portfolio’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

•	IPO Trading Risk – IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Portfolio’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Portfolio purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Performance and Shareholder Expenses – The Emerging Markets Portfolio

Performance.  Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)(b)	0.82%
Other Expenses(b)	0.35%
Total Annual Portfolio
Operating Expenses(c)	1.17%

(a) Figures shown reflect the expected allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an expected allocation of assets of 90% SSgA FM (active strategy), 10% TBCAM and 0% SSgA FM (passive strategy). Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b) Based on estimated amounts for the current fiscal year.

(c) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$119
3 Years	$372

Portfolio Description and Risk Factors – The Fixed Income Portfolio

Investment Objective.  The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

Specialist Manager.  Aberdeen Asset Management Inc. (“AAMI”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The AAMI Investment Selection Process	In selecting securities for investment by the Portfolio, AAMI generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. AAMI’s analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer’s ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, AAMI then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, AAMI will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading “Investment Risks and Strategies – About Fixed Income Securities.”

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading “Investment Risks and Strategies – About Fixed Income Securities.”

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of

Portfolio Description and Risk Factors – The Fixed Income Portfolio (continued)

timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature.

Performance and Shareholder Expenses – The Fixed Income Portfolio

Performance.  The chart and table below show how The Fixed Income Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index), an unmanaged index of fixed income securities. All of the information below – the bar chart, tables and example – assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.

The Portfolio’s before-tax return for the period from January 1, 2009 through September 30, 2009 (non-annualized) was 13.02%.

Best quarter:	3rd Qtr. 2001	4.90%
Worst quarter:	4th Qtr. 2008	(8.86)%

Average Annual Total Returns
(for the periods ending 12/31/08)

	One		Five		Ten
	Year		Years		Years

The Fixed Income Portfolio
– Before Taxes	(14	.42)%	0.23%		3.33%
– After Taxes on Distributions	(16	.09)%	(1	.52)%	1.25%
– After Taxes on Distributions and Sale of Portfolio Shares	(9	.26)%	(0	.73)%	1.63%
Barclays Capital Aggregate Bond Index	5.24%		4.65%		5.63%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Performance and Shareholder Expenses – The Fixed Income Portfolio (continued)

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual portfolio operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses

(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio
Operating Expenses(a)	0.37%

(a) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$38
3 Years	$119
5 Years	$208
10 Years	$468

Portfolio Description and Risk Factors – The Fixed Income II Portfolio

Investment Objective.  The investment objective of The Fixed Income II Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200%/annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

Specialist Manager.  BlackRock Financial Management, Inc. (“BlackRock”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The BlackRock Investment Selection Process	BlackRock applies a controlled-duration, relative value sector rotation and security selection approach to the management of all its fixed income mandates, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading “Investment Risks and Strategies – About Fixed Income Securities.”

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

Portfolio Description and Risk Factors – The Fixed Income II Portfolio (continued)

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	High Yield Bond Risk – Up to 20% of the Portfolio’s assets may be invested in these securities. High yield bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health. Change in market interest rates will also affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading “Investment Risks and Strategies – Risk Factors Relating to High Yield or “Junk” Bonds”.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature.

Performance and Shareholder Expenses – The Fixed Income II Portfolio

Performance.  The chart and table below show how The Fixed Income II Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index). All of the information below – the bar chart, tables and example – assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.

The Portfolio’s before-tax return for the period from January 1, 2009 through September 30, 2009 (non-annualized) was 8.76%.

Best quarter:	1st Qtr. 2001	3.69%
Worst quarter:	3rd Qtr. 2008	(2.91)%

Average Annual Total Returns
(for the periods ending 12/31/08)

	One		Five	Since
	Year		Years	Inception*

The Fixed Income II Portfolio
– Before Taxes	(0	.67)%	3.33%	5.03%
– After Taxes on Distributions	(2	.53)%	1.72%	2.91%
– After Taxes on Distributions and Sale of Portfolio Shares	(0	.44)%	1.91%	3.03%
Barclays Capital Aggregate Bond Index	5.24%		4.65%	6.09%

* Since inception of the Portfolio on September 26, 2000.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Performance and Shareholder Expenses – The Fixed Income II Portfolio (continued)

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual portfolio operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.26%
Other Expenses	0.12%
Total Annual Portfolio
Operating Expenses(a)	0.38%

(a) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$39
3 Years	$122
5 Years	$213
10 Years	$480

Portfolio Description and Risk Factors – The Fixed Income Opportunity Portfolio

Investment Objective.  The investment objective of The Fixed Income Opportunity Portfolio is to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”). Under normal circumstances, the portfolio invests primarily (i.e., at least 80% of assets) in a portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

Principal Investment Strategies.  A principal investment strategy of the Portfolio is to invest in high yield securities including “junk bonds”. Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust’s Statement of Additional Information. The Portfolio does not generally purchase “distressed” securities. The Portfolio may also acquire other fixed income securities, as indicated in the table of permissible investments set forth in the Statement of Additional Information. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio), agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations, swaps and fixed and floating rate loans.

The Portfolio may also invest in U.S. government securities, including but not limited to Treasuries, Agencies and Commercial Paper. Subject to the requirements under the Investment Company Act of 1940 (the “Investment Company Act”), the Portfolio may also hold shares of other investment companies, including investment companies that invest in high yield securities and floating rate debt securities. The Portfolio may hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase.

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Such sales may result in capital gains to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% annually) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.

The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index (“CSFB High Yield Index”), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.

Specialist Manager.  Seix Investment Advisors LLC (“Seix”) and Pacific Investment Management Company LLC (“PIMCO”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Seix Investment Selection Process	In making investment decisions with respect to high yield securities, Seix seeks to focus on capturing the upside potential of the high yield securities market while adhering to risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests primarily in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for current or potential positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer’s security, cash flow and capital structures. Seix’s high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model designed to provide a

Portfolio Description and Risk Factors – The Fixed Income Opportunity Portfolio (continued)

quantitative basis for establishing spread targets. Seix maintains a strong sell discipline, and may eliminate positions once sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.

In making investment decisions with respect to securitized assets, Seix focuses on securities that have the potential to outperform the high yield index in the short to intermediate term. Security selection is the key component of this process, and Seix undertakes rigorous credit, market, and structural research to identify such opportunities. Seix will typically look for securitized assets that appear mispriced based on current market conditions, having both relatively high yield and significant capital appreciation potential. Specifically, Seix focuses on the credit quality of the underlying collateral pool, the transaction’s structure, the asset’s expected cash flows and factors that may alter those cash flows, servicer and trustee risk, liquidity, and market conditions. Seix’s securitized assets team continuously monitors market conditions across all sectors in an effort to identify value opportunities. For each securitized asset in which Seix invests, return expectations and sell targets are established. Seix adheres to a strong sell discipline, and eliminates positions once all sell targets are reached, when fundamental conditions change markedly or the underlying collateral pool begins to show unexpected deterioration, or when the security’s price falls below a certain level relative to similar securities for a certain period of time.

The PIMCO Investment Selection Process	PIMCO employs a multi-sector strategy that invests in global corporate credit, both investment grade and high yield, and in emerging market debt. The allocation among each of these markets will vary based on PIMCO’s assessment of global trends and relative valuations. This active and dynamic approach allows for increased responsiveness in asset allocation to changing economic and market conditions while remaining anchored by PIMCO’s investment process and longer-term orientation. The ability to invest globally helps to improve diversification and may allow investors to benefit from differences in business cycles across regions and credit quality trends across credit sections.

PIMCO’s strategy aims to capture additional yield and return afforded by certain structural bond market inefficiencies. Attractive investments still exist within the markets for global corporate credits, and emerging market debt – as well as within other “non-core” areas of the credit market, including taxable municipal bonds and bank loans. However, from an asset allocation perspective, our investment philosophy typically maintain a strong bias for higher-quality, income-producing bonds that reside at the top of a company’s or country’s capital structure.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading “Investment Risks and Strategies – About Fixed Income Securities.”

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” Many floating rate loans are such lower rated securities. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies – About Hedging Strategies” and “Investment Risks and Strategies – About Other Permitted Instruments.”

Portfolio Description and Risk Factors – The Fixed Income Opportunity Portfolio (continued)

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading “Investment Risks and Strategies – About Fixed Income Securities.”

•	Floating Rate Loans Risk – The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on markets, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	High Yield Bond Risk – High yield bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading “Investment Risks and Strategies – Risk Factors Relating to High Yield or “Junk” Bonds”.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Loan Participation Risk – Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid.

Performance and Shareholder Expenses – The Fixed Income Opportunity Portfolio

Performance.  The chart and table below show how The Fixed Income Opportunity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the CSFB High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. All of the information below – the bar chart, tables and example – assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

* Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.

The Portfolio’s before-tax return for the period from January 1, 2009 through September 30, 2009 (non-annualized) was 29.66%.

Best quarter:	2nd Qtr. 2003	7.81%
Worst quarter:	4th Qtr 2008	(13.06)%

Average Annual Total Returns
(for the periods ending 12/31/08)

	One		Five		Since
	Year		Years		Inception*

The Fixed Income Opportunity Portfolio
– Before Taxes	(18	.94)%	(0	.30)%	0.18%
– After Taxes on Distributions	(21	.21)%	(2	.64)%	(2	.55)%
– After Taxes on Distributions and Sale of Portfolio Shares	(12	.11)%	(1	.44)%	(1	.36)%
CSFB High Yield Index	(26	.17)%	(0	.59)%	3	.10%**

* Since inception of the Portfolio on September 26, 2000.

** Benchmark returns since October 1, 2000.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Performance and Shareholder Expenses – The Fixed Income Opportunity Portfolio (continued)

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual portfolio operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees(a)	0.47%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses(b)	0.58%

(a) Figures shown reflect the allocation of assets stated to reflect expected fees payable to the Specialist Managers. The Portfolio will be managed by two Specialist Managers, each of whom will be compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted reallocation of assets at June 30, 2009 of 100% Seix and 0% PIMCO. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b) Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$59
3 Years	$186
5 Years	$324
10 Years	$726

Investment Risks and Strategies

The following is a summary of the types of investments that the Trust’s Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust’s policies and procedures with respect to disclosure of each Portfolio’s securities, appears in the Statement of Additional Information.

About Benchmarks and Index Investing.  The benchmarks for The Institutional Value Equity, The Institutional Growth Equity and The Institutional Small Capitalization Equity Portfolios are the Russell 1000® Value Index, the Russell 1000® Growth Index, and the Russell 2000® Index (or substyle indices) respectively. These indexes are among those indexes produced by Russell Investments (“Russell”) and, like many of the indexes in this group, are based on the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell’s U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual “reconstitution” re-ranks each company, establishing the year’s new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year’s reconstitution process. The Russell indexes referenced above include common stocks issued by companies domiciled in the United States or its territories as well as non-U.S. domiciled companies.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Index measures the performance of the 2000 smallest companies in the Russell 3000. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The benchmarks for The Institutional International Equity and The Emerging Markets Portfolios are the MSCI EAFE Index and MSCI EM Index, respectively. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2009 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The indexes noted above are used by the Board of Trustees and by HC Capital as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity, The Growth Equity, The Small Capitalization Equity, The International Equity and The Emerging Markets Portfolios (the “Index Accounts”) are allocated to a Specialist Manager who is committed to investing assets allocated to it in a manner that attempts to replicate the performance of the appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for the Index Accounts. This passive investment style differs from the active management investment techniques used by the Trust’s other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index.

Securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust’s Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant

Investment Risks and Strategies (continued)

index. Investors should be aware, however, that while use of an index investment approach may limit an investor’s losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

About Equity Securities.  The prices of equity and equity-related securities will fluctuate – sometimes dramatically – over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term “equity securities” includes common and preferred stock; “equity-related securities” refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk.  Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities.  Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce a Portfolio’s income.

Foreign Currency Risk.  The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in a Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities.  Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity’s ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as “Brady Bonds,” that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities.  Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors’ ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

Investment Risks and Strategies (continued)

About Fixed Income Securities.  Fixed income securities – sometimes referred to as “debt securities” – include bonds, notes (including structured notes), loans, mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors – the type of instrument, the issuer and the payment terms – will affect the volatility and the risk of loss associated with a particular fixed income issue. The “maturity” of a fixed income instrument and the “duration” of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk.  Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio will tend to be lower.

Call/Prepayment Risk and Extension Risk.  Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Portfolio may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues – securities backed by pools of loans – payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk.  Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Risk Factors Relating to High Yield or “Junk” Bonds.  Fixed income securities that are rated below investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk of default or downgrade, are more volatile than investment grade securities, and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. They may be less liquid than higher quality investments and may not be able to pay interest or ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities and involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. The Portfolios will not generally purchase “distressed” securities.

When-issued Securities.  Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a “when-issued” basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed and asset-backed securities represent securities backed by loans secured by real property, personal property, or a pool of unsecured lines of credit. Mortgage-backed and asset-backed

Investment Risks and Strategies (continued)

securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other debt-obligations net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Because of their derivative structure – the fact that their value is derived from the value of the underlying assets – these securities are particularly sensitive to prepayment and extension risks noted above which can lead to significant fluctuations in the value of mortgage-backed securities. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. Mortgage-backed and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, the counterparty and/or the sponsoring entity. The risks of mortgage-backed securities also include (1) the credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning such properties; (2) adverse economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; and (3) loss of all or part of the premium, if any, paid. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. Instability in the markets for fixed income securities, particularly non-agency mortgage-backed securities, may affect the liquidity and valuation of such securities. As a result, under such circumstances, certain segments of the non-agency market may experience significantly diminished liquidity.

Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or “interest-only” class), while the other class will receive all of the principal (“PO” or “principal-only” class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls.  Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, a Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

Investment Risks and Strategies (continued)

Floating Rate Loans and Loan Participations.  The Fixed Income Opportunity Portfolio may invest in floating rate loans and loan participations. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Because the interest rate of floating rate loans adjusts periodically, interest rate risk is lower on floating rate loans than on fixed rate loans. Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized above). The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured; although one lending institution will often be required to monitor the collateral. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also invest in loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. Additionally, investment in loan participation interests may result in increased exposure to financial services sector risk. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. The Portfolio may also purchase loan assignments from an agent bank or other member of a lending syndicate. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

Securities Purchased At Discount.  Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions. Among the types of these securities in which a Portfolio may invest are zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

About Real Estate Investments

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Securities Portfolio and certain other of the Portfolios that may invest in REITs will indirectly bear their respective proportionate share of expenses incurred by REITs in which each invests in addition to the expenses incurred directly by that Portfolio.

REITs can generally be classified as Equity REITs, Mortgage REITs , Hybrid REITs and REOC’s. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

Investment Risks and Strategies (continued)

The Real Estate Securities Portfolio will not invest in real estate directly, but only in securities issued by real estate or real estate related companies. However, because of its policy of concentration in the securities of companies in the real estate industry, The Real Estate Securities Portfolio is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of The Real Estate Securities Portfolio’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Furthermore, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

About Temporary Investment Practices.  It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization and/or money market funds. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio’s assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and that Portfolio may be unable to achieve its objective.

About Hedging Strategies.  Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies (“Hedging Strategies”) on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated

Investment Risks and Strategies (continued)

with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. The Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The Institutional International Equity and Emerging Markets Portfolios may, but are not obligated to use forward foreign currency contracts, foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.

The Fixed Income II Portfolio and The Fixed Income Opportunity Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with a Portfolio’s investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). With the exception of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Suitable hedging transactions may not be available in all circumstances. To the extent these strategies are used, they can disproportionately increase losses and reduce opportunities for gain when security prices, indices, currency rates or interest rates are changing in unexpected ways. A Portfolio may suffer losses disproportionate to the amount of its investments in these securities. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and/or make valuation of the instrument difficult to determine. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.

Temporary Investment Strategies.  Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of

Investment Risks and Strategies (continued)

the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio’s borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio’s total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio’s total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio’s total assets.

Liquidity Risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk.  Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Investments in Other Investment Companies.

The Specialist Managers may also acquire, on behalf of a Portfolio, other securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. The Portfolios may invest in these instruments to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.

Exchange-traded funds (“ETFs”) are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. The Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Portfolios.

Many ETFs seek to replicate the performance of a stock market index or a group of stock markets (“Index-based ETFs”) in a particular geographic area. Thus, investment in Index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. That Portfolio will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets and limit aggregate investments in all investment companies to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In particular, a Portfolio may invest in the iShares® Trust and iShares®, Inc. (“iShares®”) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.

Management of the Trust

The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust.

HC Capital serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreement (“HC Capital Agreement”) with the Trust. HC Capital continuously monitors the performance of various investment management organizations, including the Specialist Managers, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although HC Capital advises the Board of Trustees with regard to investment matters, HC Capital is not responsible for day-to-day investment decisions for the Trust or its Portfolios. HC Capital is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. HC Capital may, from time to time, reallocate the assets of a multi-manager Portfolio among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. Under the HC Capital Agreement, HC Capital does have direct authority to invest and reinvest the Trust’s assets but HC Capital does not currently do so. HC Capital is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.

As part of its oversight responsibilities, HC Capital seeks to manage overall active portfolio risk. In connection with this effort, HC Capital may, from time to time, determine that, as result of investment decisions in actively managed portions of a Portfolio, the overall Portfolio is underweight with respect to a specific market sector represented in the designated benchmark index. If, in HC Capital’s judgment, it is appropriate to do so from a risk management perspective, HC Capital may direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that seeks to track a subset of the market sector that, in HC Capital’s judgment, is underweighted in the Portfolio as a whole. By way of example, application of the investment process of an active manager may result in a decision to limit investments in financial services. Taking into account the Portfolio’s overall structure, however, HC Capital may determine that a Portfolio is disproportionately underweight in financial services from a risk management perspective. Under such circumstances, HC Capital may (but is not required to) direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that seeks to track the financial services sector or subset of the designated index. The companies represented in the subset (“Subset Components”) will be determined by the Specialist Manager responsible for the “indexed” portion of the Portfolio and it is expected that investments in each of the Subset Components will be made weighted in accordance with the overall benchmark index.

The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission (“SEC”) that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The Trust’s shareholders have also approved this arrangement, however, the exemptive relief required from the SEC has not yet been obtained.

Officers of HC Capital serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the HC Capital Agreement, HC Capital is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of HC Capital are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, HC Capital had, as of August 31, 2009, approximately $17.2 billion in assets under management. HC Capital is a division of Hirtle Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle.

Specialist Managers.  Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust’s Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, HC Capital is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. HC Capital may increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so, in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio’s assets managed by a particular Specialist Manager at any given time. HC Capital may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a Portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior

Management of the Trust (continued)

investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

A detailed description of the Specialist Managers that currently serve the Trust’s various Portfolios is found in the “Specialist Manager Guide” included in this Prospectus.

A discussion regarding the Board of Trustees’ basis for approving the Trust’s agreements with HC Capital and each of the Specialist Managers appears in the Trust’s Annual Report to Shareholders dated June 30, 2009.

Shareholder Information

Purchases and Redemptions

Purchasing Shares of the Portfolios.  You may purchase HC Strategic Shares of any of the Portfolios only if you are a client of HC Capital. HC Strategic Shares of each of the Portfolios are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading “Acceptance of Purchase Orders; Anti-Money Laundering Policy.”

Calculating NAV.  A Portfolio’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NAV is calculated by adding the total value of each Portfolio’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Portfolio:

NAV =	total assets – liabilities
number of shares outstanding

The value of each Portfolio’s investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price a Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust’s Board of Trustees.

Acceptance of Purchase Orders; Anti-Money Laundering Policy.  Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, money orders and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.

If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for Federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.

Multiple Class Portfolios.   The Trust offers two classes of shares, HC Advisors Shares and HC Strategic Shares. The Prospectus provides information for the HC Strategic Shares. You may purchase HC Strategic Shares if you are a client of HC Capital.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual

Shareholder Information (continued)

investors or, in the case of institutions or other entities, to verify the name, principal place of business, taxpayer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

Identity Verification Procedures – Because the absence of face-to-face contact with customers limits the Trust’s ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer’s identity. However, documentary evidence of a customer’s identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

Customer Information – The following information is required prior to opening an account:

a. Name;

b. Date of birth, for an individual;

c. Address, which shall be:

1) For an individual, a residential or business street address;

2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

d. Identification Number, which shall be:

1) For a U.S. person, a taxpayer identification number; or

2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer Verification.  As discussed above, the Trust also uses non-documentary methods to verify a customer’s identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer’s identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer’s identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer’s identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer’s account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares.  You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared – normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions.  Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

Shareholder Information (continued)

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.

The Trust may permit investors to purchase shares of a Portfolio “in kind” by exchanging securities for shares of the selected Portfolio. This is known as an “in kind” purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled – usually within 15 days following the in-kind purchase. The Trust will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are eligible to be included, or otherwise represented, in the Portfolio’s investment portfolio at the time of exchange and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, will not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio’s investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of HC Capital or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with HC Capital and the absence of abuses in this area at any time since the commencement of the Trust’s operations.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust’s independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

Dividends and Distributions.  Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Real Estate Securities Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The Institutional International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

Federal Taxes.  The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Portfolio Distributions.  Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.

Shareholder Information (continued)

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of certain “qualifying dividends” will also generally be taxable to non-corporate shareholders at a maximum rate of fifteen percent (15%), as long as certain requirements are met. In general, distributions paid by a Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by that Portfolio. To the extent that The Real Estate Securities Portfolio invests a significant portion of its assets in REITs (which is anticipated to be the case), distributions attributable to operating income of those REITs will generally not constitute “qualifying dividends” for purposes of the 15% rate. Accordingly, investors in The Real Estate Securities Portfolio should anticipate that a significant portion of the dividends to them each year will be taxable at the higher rates generally applicable to ordinary income, rather than being eligible for the 15% rate normally applicable to dividends under current law.

Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales or Exchanges.  You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans.  One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other Tax-Qualified Plans are usually taxed as ordinary income.

Other Tax Exempt Investors.  Tax-exempt investors will generally be exempt from federal income tax on dividends received and gains realized with respect to shares of a Portfolio. Tax-exempt investors may, however, be subject to the unrelated business income tax to the extent their investments in a Portfolio are debt-financed. Moreover, certain categories of tax-exempt investors, such as private foundations, may be subject to federal excise tax on their investment income, which would include income and gain from an investment in shares of a Portfolio.

Foreign Taxes Incurred by The Institutional International Equity and Emerging Markets Portfolios.  It is expected that The Institutional International Equity and Emerging Markets Portfolios will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolios pay. If this election is made, shareholders will be: (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by that Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

Backup Withholding.  A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are

Shareholder Information (continued)

not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate, as of the date of this prospectus, is 28%.

U.S. Tax Treatment of Foreign Shareholders.  Nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, for distributions attributable to the Portfolio’s taxable year ending on June 30, 2010, net short-term capital gains of the Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a grade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable year ending on June 30, 2010, Portfolio distributions attributable to U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Portfolio. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

State and Local Taxes.  You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions.  Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at a maximum rate of 15% will sunset after 2010.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each of the Trust’s Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Trust’s financial statements, is included in the Statement of Additional Information, which is available upon request.

There are no financial highlights for The Institutional International Equity and Emerging Markets Portfolios as neither of these Portfolios had commenced operations as of June 30, 2009.

	Institutional Value Equity Portfolio
	Period
	Ended
	June 30,
	2009(a)
Net Asset Value, Beginning of Period	$12.93

Changes in Net Assets Resulting from Operations:
Net investment income	0.26
Net realized and unrealized losses on investments, futures, options and foreign currency	(3.93)

Total from operations	(3.67)

Distributions to Shareholders from:
Net investment income	(0.24)
Total distributions to shareholders	(0.24)

Net Asset Value, End of Period	$9.02

Total Return	(28.85	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$377,956
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.41	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.38	%(c)
Ratio of expenses to average net assets, net of waivers	0.41	%(c)
Ratio of net investment income to average net assets	2.96	%(c)
Portfolio turnover rate	129.30	%(b)

(a)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

	Institutional Growth Equity Portfolio
	Period
	Ended
	June 30,
	2009(a)
Net Asset Value, Beginning of Period	$12.36

Changes in Net Assets Resulting from Operations:
Net investment income	0.11
Net realized and unrealized losses on investments, futures, options and foreign currency	(2.88)

Total from operations	(2.77)

Distributions to Shareholders from:
Net investment income	(0.09)
Total distributions to shareholders	(0.09)

Net Asset Value, End of Period	$9.50

Total Return	(21.82	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$541,074
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.40	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.39	%(c)
Ratio of expenses to average net assets, net of waivers	0.39	%(c)
Ratio of net investment income to average net assets	1.36	%(c)
Portfolio turnover rate	66.73	%(b)

(a)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

Financial Highlights (continued)

	Institutional Small Capitalization Equity Portfolio
	Period
	Ended
	June 30,
	2009(a)
Net Asset Value, Beginning of Period	$12.93

Changes in Net Assets Resulting from Operations:
Net investment income	0.05
Net realized and unrealized losses on investments	(4.05)

Total from operations	(4.00)

Distributions to Shareholders from:
Net investment income	(0.05	)(b)
Total distributions to shareholders	(0.05)

Net Asset Value, End of Period	$8.88

Total Return	(31.85	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$200,992
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.75	%(d)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.73	%(d)
Ratio of expenses to average net assets, net of waivers	0.74	%(d)
Ratio of net investment income to average net assets	0.65	%(d)
Portfolio turnover rate	71.46	%(c)

(a)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
(b)	A portion of the distribution, representing less than $0.005 per share, is considered a tax return of capital
(c)	Not annualized.
(d)	Annualized.

	Real Estate Securities Portfolio
	Period
	Ended
	June 30,
	2009(a)
Net Asset Value, Beginning of Period	$10.00

Changes in Net Assets Resulting from Operations:
Net investment income	0.02
Net realized and unrealized gains on investments	0.07

Total from operations	0.09

Distributions to Shareholders from:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net Asset Value, End of Period	$10.08

Total Return	0.91	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$37,123
Ratio of expenses to average net assets	1.05	%(c)
Ratio of net investment income to average net assets	1.57	%(c)
Portfolio turnover rate	4.41	%(b)

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

Financial Highlights (continued)

	Fixed Income Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.48	$9.75	$9.66	$10.23	$10.01

Changes in Net Assets Resulting from Operations:
Net investment income	0.46	0.52	0.50	0.46	0.44
Net realized and unrealized gains/(losses) on investments	(1.20)	(0.27)	0.09	(0.54)	0.25

Total from operations	(0.74)	0.25	0.59	(0.08)	0.69

Distributions to Shareholders from:
Net investment income	(0.46)	(0.52)	(0.50)	(0.49)	(0.45)
Net realized gains from investments	—	—	—	—	(0.02)

Total distributions to shareholders	(0.46)	(0.52)	(0.50)	(0.49)	(0.47)

Net Asset Value, End of Period	$8.28	$9.48	$9.75	$9.66	$10.23

Total Return	(7.72)%	2.51%	6.23%	(0.77)%	7.07%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$349,846	$302,392	$257,670	$231,215	$251,190
Ratio of expenses to average net assets, prior to waivers and reimbursements	0.37%	0.33%	0.35%	0.36%	0.37%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.35%	0.32%	0.33%	0.35%	0.36%
Ratio of net investment income to average net assets	5.51%	5.30%	5.11%	4.68%	4.32%
Portfolio turnover rate	334.70%	221.76%	169.45%	175.82%	200.54%

	Fixed Income II Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.78	$9.69	$9.67	$10.21	$9.90

Changes in Net Assets Resulting from Operations:
Net investment income	0.46	0.51	0.48	0.42	0.34
Net realized and unrealized gains/(losses) on investments, futures, options and foreign currency	(0.17)	0.09	0.02	(0.45)	0.27

Total from operations	0.29	0.60	0.50	(0.03)	0.61

Distributions to Shareholders from:
Net investment income	(0.50)	(0.51)	(0.48)	(0.48)	(0.30)
Net realized gains from investments, futures, options and foreign currency	—	—	—	(0.03)	—

Total distributions to shareholders	(0.50)	(0.51)	(0.48)	(0.51)	(0.30)

Net Asset Value, End of Period	$9.57	$9.78	$9.69	$9.67	$10.21

Total Return	3.19%	6.20%	5.22%	(0.31)%	6.25%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$299,234	$310,476	$267,050	$255,911	$253,671
Ratio of expenses to average net assets, prior to waivers	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of expenses to average net assets, net of waivers	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of net investment income to average net assets	4.88%	5.09%	4.87%	4.25%	3.50%
Portfolio turnover rate	221.65%	201.23%	159.95%	573.92%	890.01%

Financial Highlights (continued)

	Fixed Income Opportunity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.92	$7.58	$7.29	$7.68	$7.57

Changes in Net Assets Resulting from Operations:
Net investment income	0.49	0.52	0.57	0.45	0.48
Net realized and unrealized gains/(losses) on investments	(0.73)	(0.57)	0.20	(0.40)	0.14

Total from operations	(0.24)	(0.05)	0.77	0.05	0.62

Distributions to Shareholders from:
Net investment income	(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Total distributions to shareholders	(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Net Asset Value, End of Period	$6.19	$6.92	$7.58	$7.29	$7.68

Total Return	(2.79)%	(0.64)%	10.40%	0.81%	8.37%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$283,894	$157,623	$145,576	$134,854	$133,032
Ratio of expenses to average net assets, prior to waivers	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of expenses to average net assets, net of waivers	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of net investment income to average net assets	8.72%	7.23%	7.46%	5.89%	5.81%
Portfolio turnover rate	100.90%	113.40%	139.66%	27.34%	37.25%

Specialist Manager Guide

This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.

Aberdeen Asset Management Inc. (“AAMI”) located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, serves as the Specialist Manager to The Fixed Income Portfolio. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), and was incorporated in 1994. AAMI provides investment management and administrative services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional clients. Aberdeen is a United Kingdom corporation that is the parent company of an asset management group that manages assets for pension funds, financial institutions, investment trusts, unit trusts, U.S. registered investment companies, offshore funds, charities, and private clients. AAMI (or predecessor firms) has been managing U.S. fixed income assets since 1979. For its services to the Portfolio, AAMI is entitled to receive, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. For the year ending December 31, 2008, AAMI voluntarily waived its fee down to 0.185%. A voluntary waiver may be reduced or eliminated at any time. Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Neil Moriarty, Daniel Taylor, Timothy Vile, Michael Degernes and Edward Grant are jointly and primarily responsible for the day-to-day management of this Portfolio’s assets. Mr. Gagnier is Head of U.S. Fixed Income Investment as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman is a Senior Portfolio Manager and has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006-2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 20 years in the investment management industry. Mr. Boulind is a Senior Portfolio Manager and has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from 2004-2008 and from 2001-2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College, is a Chartered Financial Analyst and has over 16 years in the investment management industry. Mr. Moriarty is a Senior Portfolio Manager and has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 22 years in the investment management industry. Mr. Taylor is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1998. Mr. Taylor holds a BS from Villanova University, is a Chartered Financial Analyst and has over 17 years in the investment management industry. Mr. Vile is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry. Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry. Mr. Grant is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 22 years in the investment management industry. As of June 30, 2009, AAMI managed total assets of $20.3 billion, of which approximately $526.5 million consisted of mutual fund assets.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein for certain other clients of HC Capital managed by AllianceBernstein within the same strategy. Pursuant to a Fee Waiver Agreement dated October 16, 2009, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the AllianceBernstein Account (on annualized basis), for the period October 1, 2009 to December 31, 2010. As of June 30, 2009, AllianceBernstein had total assets under management of approximately $447 billion, of which approximately $36 billion represented assets of institutional mutual/commingled funds.

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Messrs. David Yuen and Gerry Paul are responsible for making day-to-day investment decisions for that portion of The Institutional Value Equity Portfolio allocated to AllianceBernstein. Mr. Yuen was appointed Co-Chief Investment Officer (“CIO”) of U.S. Large Cap Equities in 2009 and Director of Research – U.S. Large Cap Value in early 2008. Prior to this appointment, Mr. Yuen was Director of Research – Emerging Markets Value, from August of 2002 to early 2008. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry. Mr. Yuen received a BS degree in Operations Research from Columbia University’s School of Engineering in 1986. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO – Advanced Value Fund, CIO – Small and Mid-Capitalization, and Co-CIO – Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.

Artisan Partners Limited Partnership (“Artisan”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, CA, 1 Maritime Plaza, Suite 1450, San Francisco, CA, 1350 Avenue of the Americas, Suite 3005, New York, NY 10019 and Five Concourse Parkway, Suite 2120, Atlanta, GA. As of June 30, 2009, Artisan managed total assets in excess of $36.15 billion, of which approximately $22.56 billion consisted of mutual fund assets. Artisan is wholly-owned by its parent company Artisan Partners Holdings LP. Artisan Partners Holdings’ sole general partner is Artisan Investment Corporation, which is controlled by Artisan founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The Institutional International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

For its services to the Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the HC Capital Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of the HC Capital Trust managed by Artisan.

BlackRock Financial Management, Inc. (“BlackRock”) serves as Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 40 East 52nd Street, New York, NY, 10022. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of the Portfolio’s assets, at an annual rate of 0.25% for the first $100 million in such assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million. As of June 30, 2009, BlackRock, together with its asset management affiliates, managed total assets of approximately $1.373 trillion.

The portfolio management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Curtis Arledge, Managing Director of BlackRock since 2008 and Matthew Marra, Managing Director of BlackRock since 2006 and co-manager of the Portfolio since 2008. Mr. Arledge is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of BlackRock’s Leadership Committee. Prior to rejoining BlackRock, Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division and a member of the Corporate and Investment Bank’s (CIB) Executive and CIB Risk/Return Committees. Mr. Marra is a member of the U.S. Bonds Portfolio Team within BlackRock’s Fixed Income Portfolio Management Group. He joined the firm in 1995. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. Bank of America holds an approximate 51% interest in BlackRock, Inc, and The PNC Financial Services Group holds a 35% stake. The remaining 14% is held by employees and the public (NYSE:BLK).

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The Boston Company Asset Management LLC (“TBCAM”).  TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108.

Messrs. Kirk Henry, CFA and Warren Skillman are the individuals primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2009, TBCAM had total assets under management of approximately $28.7 billion in assets, of which approximately $14 billion consisted of mutual fund assets.

Mr. Henry is a Senior Managing Director and joined TBCAM in May, 1994. He currently serves as the Director of Non-US Value Equities and Lead Portfolio Manager on the Non-US and Emerging Markets Value strategies. He is also a member of TBCAM’s Executive Management Team. He graduated with a BA in Human Biology from Stanford University. He received an MBA in Accounting and Finance from the University of Chicago. Mr. Henry holds the Chartered Financial Analyst designation and is a member of CFA Institute and The Boston Security Analysts Society.

Mr. Skillman is a Managing Director and joined TBCAM in September, 2005 and is a Portfolio Manager on TBCAM’s Non-US Value Equity Investment Team; his primary research responsibility is emerging markets. Mr. Skillman received a BA from Boston College and an MS in Finance from the London School of Business.

For its services to the Portfolio, TBCAM receives a fee at the annual rate of 0.90% of the average daily net assets of the first $50 million of that portion of the assets of the Portfolio that may, from time to time be allocated to TBCAM (the “TBCAM Account”); 0.85% on the next $50 million of the average daily net assets of TBCAM Account; 0.70% on the next $100 million of the average daily net assets of TBCAM Account; and 0.60% on assets over $200 million.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The Institutional International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is an investment adviser registered with the Securities and Exchange Commission and a California state-chartered trust company organized in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is wholly owned by The Capital Group Companies, Inc (together with Capital Group International, Inc. “The Capital Group”). The Capital Group is privately held and is the parent company of several other subsidiaries, all of which provide investment management services. As of June 30, 2009, CapGuardian managed total assets of in excess of $62 billion, including approximately $4.5 billion in assets of registered investment companies.

For its services to the Portfolio, CapGuardian receives a fee, based on the average of the month end net asset values of the account during the quarter, of that portion of the Portfolio’s assets managed by it, at an annual rate of: 0.70% for the first $25 million in such assets; 0.55% for the next $25 million in such assets; 0.425% for the next $200 million in such assets; and 0.375% for those assets in excess of $250 million. Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by the Portfolio. When calculating the fees to be paid to CapGuardian by the Portfolio, the Portfolio assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.

CapGuardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the portion of the Portfolio managed by CapGuardian is divided into a segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a Portfolio’s objectives and policies and by CapGuardian’s investment committee. In addition, CapGuardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio segment. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Mr. Gerald Du Manoir, senior vice president of CapGuardian joined the Capital organization in 1990. Mr. David I. Fisher, chair of CapGuardian, has been with the Capital organization since 1969. Mr. Arthur J. Gromadzki, a senior vice president of Capital International Research, Inc., an affiliate of CapGuardian, joined the Capital organization in 1987. Ms. Nancy J. Kyle is the vice chair of CapGuardian and joined the Capital organization in 1991. Mr. Lionel M. Sauvage is a senior vice president of CapGuardian and has been with the Capital organization since 1987. Ms. Nilly Sikorsky is the chair of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1962. Mr. Rudolf M. Staehelin is director and senior vice president of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of over 20 analysts with an average of 9 years with CapGuardian and 16 years investment experience.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Causeway’s headquarters are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. As of

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June 30, 2009, Causeway, which is registered as an investment adviser with the SEC, had total assets under management of approximately $9.3 billion, of which $3.6 billion consisted of mutual fund assets. For its services to the Portfolio, Causeway receives a fee, payable monthly, at an annual rate of 0.45% of the average daily net assets allocated to Causeway.

Day-to-day management of those assets of The Institutional International Equity Portfolio allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin, each of whom has been an investment professional with Causeway since 2001. Ms. Ketterer and Mr. Hartford were co-founders of Causeway in 2001, and serve as the firm’s chief executive officer and president, respectively. Ms. Ketterer and Mr. Hartford previously served as co-heads of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“Hotchkis and Wiley”). Messrs. Doyle, Eng, and Durkin directors of Causeway, were also associated with the Hotchkis and Wiley International and Global Value Equity Team prior to joining Causeway in 2001.

Frontier Capital Management Company, LLC (“Frontier”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, MA 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Frontier. Mr. Cavarretta has been President of Frontier since 2006, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2009, approximately $5.2 billion in assets under management, of which approximately $995 million represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Institutional Capital, LLC (“ICAP”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.35%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, IL 60606, is a registered investment adviser and a direct wholly-owned subsidiary of New York Life Investment Management Holdings LLC. ICAP has provided investment management services for equity assets since 1970. ICAP had assets of approximately $13.06 billion under management as of June 30, 2009, of which approximately $6.3 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team are: Jerrold K. Senser and Thomas R. Wenzel. Mr. Senser serves as chief executive officer and chief investment officer of Institutional Capital LLC. As CEO and CIO, he heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser has been with the firm since 1986 and is a Chartered Financial Analyst. Prior to joining ICAP, he spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He earned a BA in economics from the University of Michigan, and an MBA from the University of Chicago. Mr. Wenzel is executive vice president and director of research, is a senior member of the investment committee and is a Chartered Financial Analyst. He serves as a lead portfolio manager for all of ICAP’s investment strategies. As a 17 year veteran of the firm, Mr. Wenzel also leads the firm’s investment research effort with particular emphasis on the financial sector. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years. He earned a BA in economics and an MBA from the University of Wisconsin-Madison.

IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, IL 60181. For its services to the Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.95%.

Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge, Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2009, IronBridge had approximately $5.5 billion in assets under management, of which approximately $604 million represented assets of mutual funds.

Jennison Associates LLC (“Jennison”), a registered investment adviser since 1969, serves as a Specialist Manager for The Institutional Growth Equity Portfolio. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017. For

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its services to the Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Institutional Growth Equity Portfolio allocated to Jennison (“Jennison Account”). Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of HC Capital, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Institutional Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of HC Capital.

For Combined Assets of:	The Maximum Jennison Fee* from the Portfolio would be:	The Fee Paid to Jennison would be:

$10 million or less	0.30% of the avg. daily net assets of the Jennison Account	0.75% of the avg. daily net assets of those Combined Assets

Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account	0.50% of the avg. daily net assets of those Combined Assets

Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account	0.35% of the avg. daily net assets of those Combined Assets

Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account	0.25% of the avg. daily net assets of those Combined Assets

Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account	0.22% of the avg. daily net assets of those Combined Assets

Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account	0.20% of the avg. daily net assets of those Combined Assets

* Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.

As of June 30, 2009, the aggregate market value of the Jennison Account and Related Accounts was approximately $710.4 million. Further information about Jennison’s advisory fee appears in the Statement of Additional Information. As of June 30, 2009, Jennison managed in excess of $71 billion in assets, of which approximately $39.8 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Institutional Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

Ms. McCarragher is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Mellon Capital Management Corporation (“Mellon Capital”) (formerly, Franklin Portfolio Associates, LLC) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Mellon Capital, [which was organized as a Delaware corporation in 1983], is headquartered at 50 Freemont Street, San Francisco, CA 94105. Effective January 1, 2009 the merger of Franklin Portfolio Associates and Mellon Capital was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and HC Capital Trust. Before the transaction, both Franklin Portfolio Associates and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY Mellon.

For its services to the Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. After June 30, 2010, this fee will increase to 0.40%

Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio allocated to Mellon Capital are the responsibility of Oliver Buckley, Executive Vice President and Head of Active Equity, and Tony Garvin, Director and Senior Portfolio Manager. Mr. Buckley received his MBA from the University of California at Berkeley. In addition, he

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received an M.S. degree in Engineering-Economic Systems and a B.S. degree in Mathematical Sciences, both from Stanford University. Mr. Buckley has been with Mellon Capital since 2000. Prior to joining Mellon Capital, Mr. Buckley was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Services. Mr. Garvin holds his BS from Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined Mellon Capital in 2004. Prior to joining Mellon Capital, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.

As of June 30, 2009, Mellon Capital had approximately $153 billion in assets under management, of which approximately $41 billion represented assets of mutual funds.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Specialist Manager for The Institutional Value Equity, The Institutional Growth Equity and The Fixed Income Opportunity Portfolios. PIMCO is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

For its services to The Institutional Value Equity and The Institutional Growth and Equity Portfolios, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO from time to time. Saumil Parikh, Executive Vice President and senior portfolio manager in the Newport Beach office, is primarily responsible for the day-to-day management of each Portfolio’s assets. Mr. Parikh specializes in global, mortgage and short-term bond portfolios. Prior to joining PIMCO in 2000, he was a U.S. market economist and strategist with UBS Warburg. He has 10 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

For its services to the Fixed Income Opportunity Portfolio, PIMCO will receive an annual fee of 0.50% for the first $100 million of the average daily net assets of the Portfolio allocated to PIMCO from time to time, 0.45% for the next $100 million in such assets and 0.40% for those assets in excess of $200 million. Mr. Curtis Mewbourne, will be primarily responsible for the day-to-day management of that portion of the Portfolio’s assets allocated to PIMCO from time to time. Mr. Mewbourne joined PIMCO in 1999 and is a Managing Director and generalist portfolio manager in the Newport Beach, CA office. He is co-head of the Emerging Markets Portfolio Management Team and head of the Diversified Income and Insurance Portfolio Management Teams. He also serves as a member of the Executive Committee and the PIMCO Foundations Investment Committee. He received a BS from the University of Pennsylvania.

As of June 30, 2009, PIMCO had total assets under management of approximately $802 billion, of which approximately $344 billion represented assets of mutual funds.

Pzena Investment Management, LLC (“Pzena”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Pzena is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena Investment Management Inc., a publicly traded company, is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, NY 10036.

Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Management of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001.

For its services to the Portfolio, Pzena receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 1.00%. As of June 30, 2009, Pzena had total assets under management of approximately $10.8 billion of which approximately $3.8 billion consisted of mutual fund assets.

Seix Investment Advisors LLC. (“Seix”), serves as the Specialist Manager of The Fixed Income Opportunity Portfolio. Seix, a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-

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owned until 2004 when the firm joined RidgeWorth as its high grade, high yield investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ, 07458. As of June 30, 2009, Seix managed assets of$21.6 billion, of which approximately $5.1 billion represented assets of mutual funds.

For its services to the Portfolio, which began on December 18, 2006, Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. Additionally, to the extent assets of other clients of HC Capital are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.

Day-to-day high yield investment decisions for the Portfolio are the responsibility of Michael McEachern, President of Seix and Head of the High Yield Group. Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Michael Rieger is responsible for managing the securitized assets exposure of the Fixed Income Opportunity Portfolio. Mr. Rieger is a Managing Director and Senior Portfolio Manager and focuses primarily on securitized assets including asset backed securities, commercial mortgage backed securities and mortgage related securities. Before joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005.

Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), a registered investment adviser since 1985, serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Sterling Johnston’s principal offices are located at 50 California Street, San Francisco, CA 94111. As of June 30, 2009, Sterling Johnston managed assets of $578 million, of which approximately $87 million represented assets of mutual funds.

For its services to the Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.75%.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm’s Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm’s equity is held by its principals, including Mr. Johnston, who holds a controlling interest in the firm.

SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. As of June 30, 2009, SSgA FM had over $141.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.56 trillion under management as of June 30, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For its services to The Institutional Value Equity and Institutional Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. For its services to The Institutional Small Capitalization Equity Portfolio, SSgA FM receives an annual fee of 0.04% (subject to a minimum annual fee of $50,000), of that portion of that Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Institutional Value Equity, Institutional Growth Equity and Institutional Small Capitalization Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.

Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, from 2000 to 2006, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.

Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Mr. Tucker received a BA in Economics

Specialist Manager Guide (continued)

from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

For the services provided by SSgA FM, pursuant to the active investment strategy for The Emerging Markets Portfolio, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”). For its services to the Portfolio, with respect to its services for the passive investment strategy, SSgA FM receives a fee at the annual rate of 0.16% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Passive Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Passive Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.

With respect to the provision of investment management services for the SSgA FM Account, the SSgA Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Stephen McCarthy, CFA jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.

Mr. Aham is a Senior Managing Director of SSgA and a Principal of SSgA FM. Mr. Aham joined the firm in 1993 and is the head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy and has been a portfolio manager in the Global Quantitative equities group for over 10 years. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and a MBA from Boston University. He has also earned the Chartered Financial Analyst designation and is a Certified Financial Risk Manager. Mr. Aham is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

Mr. McCarthy is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team. Mr. McCarthy holds his AB from Harvard College, a master’s degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Mr. McCarthy is a past president of the Boston Security Analysts Society.

With respect to the provision of investment management services for the SSgA FM Passive Account, the Portfolios will be managed by the SSgA FM Global Structured Products Group and the members of this team involved in the day to day management of the portion of the Portfolio are: Thomas Coleman, CFA and Theodore Wong.

Mr. Coleman joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager in the Global Structured Products investment team. He is responsible for managing several international strategies. Mr. Coleman received a BS from Boston College, and an MBA from Babson College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Mr. Wong joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. Within this team, Mr. Wong is responsible for the management of several strategies, including developed and emerging markets with domestic strategies benchmarked to Russell and Standard & Poor’s indices. Mr. Wong received a BA from the University of Rochester.

For its services to The Institutional International Equity Portfolio, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Institutional International Equity Portfolio allocated to SSgA FM are: Kala Croce and Shelli Edgar.

Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA in from Bentley College.

Ms. Edgar joined the firm in 2000 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. She is responsible for commingled and separately managed funds with a

Specialist Manager Guide (continued)

variety of benchmarks, including Standard & Poors’, Russell, MSCI and Dow Jones Wilshire. Ms. Edgar received a BS from Idaho State University and a MS from Emerson College.

Sustainable Growth Advisers, LP (“SGA”) serves as a Specialist Manager for The Institutional Growth Equity Portfolio. SGA is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of June 30, 2009, SGA had total assets under management of approximately $1.6 billion, of which approximately $1.3 billion represented assets of mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, are primarily responsible for day-to-day management of that portion of the Portfolio’s assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm’s Investment Policy Committee and as members of its Board of Directors. Mr. Marchand also served as that firm’s Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd. For its services to the Portfolio, SGA receives an annual fee of 0.35% of that portion of the Portfolio’s assets allocated to SGA.

Wellington Management Company, LLP (“Wellington Management”) serves as the Specialist Manager for The Real Estate Securities Portfolio. Wellington Management has provided investment management services for real estate equity assets since 1994. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2009, Wellington Management had investment management authority with respect to approximately $448 billion* in assets, of which approximately $238 billion consisted of mutual fund assets.

James P. Hoffmann, Senior Vice President and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of the Real Estate Securities Portfolio since its inception in 2009. Mr. Hoffmann joined Wellington Management as an investment professional in 1997.

For its services to the Portfolio, Wellington Management receives a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets shall mean the sum of (a) the net assets of The Real Estate Securities Portfolio allocated to Wellington and (b) the net assets for clients of HC Capital managed by Wellington within the same strategy.

* The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

HC Capital Trust

For More Information:
For more information about any of the Portfolios of HC Capital Trust, please refer to the following documents, each of which is available without charge from the Trust:

Annual and Semi-Annual Reports (“Shareholder Reports”)/Form N-Q:
The Trust’s annual and semi-annual reports to shareholders contain additional information on the Trust’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust’s last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustees basis for approval of the HC Capital Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust’s annual report dated June 30, 2009.

Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust’s policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

To obtain copies of Shareholder Reports or the SAI, free of charge:
Contact the Trust at HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)

Other Resources:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Text-only copies of these documents are also available from the SEC’s website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.

Investment Company Act File No. 811-08918.